SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               FEBRUARY 20, 2008


                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
                     -------------------------------------
               (Exact Name of Registrant as specified in charter)

  Delaware                         0-16936                     33-0123045
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(State or other jurisdiction      (Commission               (IRS Employer
  of incorporation)                File Number)             Identification No.)


        200 Ludlow Drive, Ewing, New Jersey                      08638
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 (Address of principal executive offices)                      (Zip Code)

      Registrant's telephone number, including area code:   609/ 818-0700

                                not applicable
                                --------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note -
-------------------

This Current Report on Form 8-K/A (Amendment No. 1) of WorldWater & Solar Technologies Corp. (the "Company") amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2008.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) Transactions between the Company and The Quercus Trust may be considered related party transactions. Under the terms of the Company's Related Party Transaction Policy and Procedures, transactions with related parties requiring disclosure under United States securities laws require prior approval of (a) the Board of Directors and the Audit Committee (acting in each case by a majority of the directors then in office who have no interest in a proposed related party transaction) or (b) the Board of Directors and a committee of not less than two independent directors appointed by the Board of Directors who have no interest in the proposed related party transaction being considered (a "Special Committee").

     The Board of Directors and either the Audit Committee or a Special Committee will review the material facts of all related party transactions that require approval in accordance with the Company's policy and either approve or disapprove of the entry into the related party transaction. In determining whether to approve a related party transaction, the Board of Directors, the Audit Committee and the Special Committee, as applicable, will take into account, among other factors each deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          WorldWater & Solar Technologies Corp.

          By:           /s/ Quentin T. Kelly
                  --------------------------------
          Name:         Quentin T. Kelly
          Title:        Chief Executive Officer


Dated:  March 3, 2008